Exhibit 99.8

Transcript of the video interview with lan Read made available to the public

We’re announcing today we want to enter into conversations with the AstraZeneca management about a possible combination between Pfizer and AstraZeneca which we believe would substantially help patients and speed up medication to patients and would be good for both companies.

The rationale really relates back to our initial strategies. We had a strategy of improving the innovative core and sound capital allocation. This combination of the two companies will certainly strengthen the innovative core on the research side. It will allow deeper portfolios in oncology and inflammation and CV med. It will allow us to synergize and produce more products in development. So certainly it strengthens the innovative core in that sense, it strengthens our commercial side in the innovative core because it gives us more launches and takes away risk from those launches.

It strengthens the established products because it brings a far wider portfolio of products to the marketplace in a distribution system which is capable of handling those products efficiently. And if you move to capital allocation I think it meets all the criteria of good use of capital, good capital structure, tax efficient.

For shareholders, it’s what we’re all about. It’s about accelerating shareholder return. That’s been our strategy since the beginning, that has been what’s guided us in the way we’ve managed the business.

So why do this now? Well, I would say why not now? Because now is a good time. We have a good structure. We have a good strategy. But we’re always looking for ways to improve it and accelerate it. And this is a great opportunity to go from strength to strength both in development, commercialization and our culture.

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Forward-Looking Statements

This document contains certain forward-looking statements with respect to the financial condition, results of operations and business of Pfizer and the combined businesses of AstraZeneca and Pfizer and certain plans and objectives of Pfizer with respect thereto, including the expected benefits of a potential combination as well as whether a potential combination will be pursued. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use future dates or words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the possibility that a possible offer will not be pursued or will be pursued on different terms and conditions, failure to obtain necessary regulatory approvals or any required financing or to satisfy any of the other conditions to a possible combination, adverse effects on the market price of Pfizer’s common stock and on Pfizer’s operating results because of a failure to complete the possible combination, failure to realize the expected benefits of the possible combination, negative effects of the announcement or the consummation of the possible combination on the market price of Pfizer’s common stock, significant transaction costs and/or unknown liabilities, general economic and business conditions that affect the combined companies following a possible combination, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business combinations or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made by Pfizer in light of its experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this document could cause Pfizer’s plans with respect to AstraZeneca, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this document are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this document. Pfizer assumes no obligation to update or revise the information contained in this document (whether as a result of new information, future events or otherwise), except as required by applicable law. A further list and description of risks and uncertainties can be found in Pfizer’s Annual Report on Form 10-K for the fiscal year ended 31, December 2013 and in its subsequent reports on Form 10-Q and Form 8-K, the contents of which are not incorporated by reference into, nor do they form part of, this document.

Additional U.S.-Related Information

This document is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Pfizer or AstraZeneca. Subject to future developments, Pfizer may file a registration statement and/or tender offer documents with the U.S. Securities and Exchange Commission (the “SEC”) in connection with a possible combination. Pfizer and AstraZeneca shareholders should read those filings, and any other filings made by Pfizer with the SEC in connection with a possible combination, as they will contain important information. Those documents, if and when filed, as well as Pfizer’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at Pfizer’s website at www.pfizer.com.

Note: The video includes forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements. The factors that could cause actual results to differ are discussed in Pfizer’s press release dated April 28, 2014 regarding a possible combination, Pfizer’s 2013 Annual Report on Form 10-K and in its reports on Form 10-Q and Form 8-K.